                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  March 3, 2003
--------------------------------------------------------------------------------
                        (Date of earliest event reported)

                        COMMERCIAL CAPITAL BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                                 000-50126                      33-0865080
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


One Venture, 3/rd/ Floor, Irvine, California                              92618
--------------------------------------------------------------------------------
(Address of principal executive offices)                               (Zip Code


                                 (949) 585-7500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
      (Former name, former address and former fiscal year, if changed since last report)

Item 5.       Other Events and Required FD Disclosure

         On March 3, 2003, Commercial Capital Bancorp, Inc. (the "Company") announced by press release that Christopher G. Hagerty, the Executive Vice President and Chief Financial Officer of the Company has been appointed to the Board of Directors of the Company. The Company also announced the resignation of Scott F. Kavanaugh, formerly a Director, Executive Vice President and Chief Administrative Officer of the Company. The Company also announced the appointment of Robert Noble as the Head of Secondary Marketing for the Company.

         The press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  The following exhibits are included with this Report:

              Exhibit 99.1      Press Release dated March 3, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COMMERCIAL CAPITAL BANCORP, INC.


                                          By: /s/ Stephen H. Gordon
                                              ---------------------
                                              Stephen H. Gordon
                                              Chairman of the Board and
                                                Chief Executive Officer

Date:    March 3, 2003.